AXP(R) Blue Chip
                                                                       Advantage
                                                                            Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express
 Funds

(icon of) magnifying glass

AXP Blue Chip Advantage Fund seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Making the Most of the Market

If you were compiling a who's who of corporate America, a good place to start would be the Standard & Poor's 500 Index. Composed of 500 stocks representing a wide range of prominent companies, the "S&P 500" is recognized as a good measure of overall stock market performance. Of course, some of those stocks will fare better than others. They're the ones that AXP Blue Chip Advantage Fund tries to identify and build its portfolio around.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                        3

Portfolio Manager Q & A                  3

Fund Facts                               6

The 10 Largest Holdings                  7

Making the Most of the Fund              8

The Fund's Long-term Performance         9

Board Members and Officers              10

Independent Auditors' Report            13

Financial Statements                    14

Notes to Financial Statements           17

Investments in Securities               26

Federal Income Tax Information          30

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2  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the Board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) James M. Johnson, Jr.
James M. Johnson, Jr.
Portfolio Manager

Portfolio Manager Q & A

Q: How did the Fund perform over the one-year period ended January 31, 2002?

A: The past 12 months proved to be difficult for the stock market. The Fund registered a decline of 19.38% for the one-year period (return for Class A shares excluding sales charges). By comparison, the Fund's benchmark, the Standard & Poor's 500 Index (S&P 500 Index), was down 16.17%. The Fund's competitive index, the Lipper Large-Cap Core Funds Index, returned -16.57% for the year.

Q: What factors contributed to the Fund's performance over the past year?

A: The markets moved lower as the year began in February, a direction they generally maintained through September. It proved to

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3  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT
be a challenging period for investors, as a broad range of stocks declined in value in the face of a slowing U.S. economy. The low point was reached in September, following the tragic terrorist attacks. After the market bottomed out, investors seemed to realize that a number of stocks had become attractively priced. In the final three months of 2001, the stock market rebounded sharply. That worked to the advantage of the Fund, which seeks to track the market's performance fairly closely by owning a representative group of what are considered to be stocks with the best return potential. The Fund benefited most from its stock selection in the financial, telecommunications services, health care services and semiconductor sectors. Among the best-performing stocks during the year were a number of firms that benefited from an expected economic recovery, including Harley-Davidson, Whirlpool, Circuit City Stores and Best Buy. However, the Fund's performance relative to the S&P 500 Index was negatively affected by weak returns among computer hardware, computer services, telecommunications equipment, utilities and energy stocks.

Q: Have you implemented any changes to the portfolio in an effort to improve performance?

A: Yes, we re-structured the Fund's approach during the period. While our basic goal of tracking closely to the performance of the S&P 500 Index but outperforming it by 1% to 2% per year is unchanged, the way we seek to accomplish that goal is different. In November, we began changing the management style from one driven by fundamental analysis of individual stocks to a more quantitative approach. Our new style, which we believe will work to the benefit of shareholders, focuses on a number of quantitative factors to determine stock selection. They include various assessments of a stock's valuation, earnings growth characteristics for each company and factors such as a healthy balance sheet. We also assess how external factors, such as the economic environment, will affect prospects for stocks, and make our judgments accordingly.



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4  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Q: What effect will these changes have on the portfolio?

A: From a style perspective, our approach is still neutral. In other words, the portfolio includes both growth and value stocks. However, we are more broadly diversified than we were prior to the change. The Fund now owns close to 200 stocks, whereas before it included about 120 stocks. We haven't changed our objective of tracking closely with the performance of the market as a whole, while outperforming it through superior stock selection. In fact, since our new approach was fully implemented in November, we've seen the Fund perform better than the S&P 500 Index in that brief time.

Q: What is your outlook for the next 12 months?

A: I expect that the stock market will continue to be rather volatile. We continue to look for signs of an economic turnaround. The market clearly priced in some expectation of that with its rally at the end of 2001. What isn't clear is how fast, how strong and how sustainable a recovery will be. While the economy is likely to be the biggest issue going forward, other variables will come into play as well. The collapse of Enron and its fallout and further concerns about terrorist attacks may continue to play a role in how the market performs. We anticipate a modestly positive year ahead. The Fund is positioned somewhat conservatively, which should be beneficial in an environment of continued uncertainty. Since our management approach is not highly dependent on the current economic scenario to drive performance, but on individual stock selection, we anticipate that the Fund can perform well in the year ahead, and are confident that our new management approach will help us achieve our investment objectives.

James M. Johnson, Jr., CFA

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5  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)

Jan. 31, 2002                               $7.94
Jan. 31, 2001                               $9.92
Decrease                                    $1.98

Distributions -- Feb. 1, 2001 - Jan. 31, 2002

From income                                 $0.04
From long-term capital gains                $0.02
Total distributions                         $0.06
Total return*                             -19.38%


Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)

Jan. 31, 2002                               $7.76
Jan. 31, 2001                               $9.72
Decrease                                    $1.96

Distributions -- Feb. 1, 2001 - Jan. 31, 2002

From income                                 $  --
From long-term capital gains                $0.02
Total distributions                         $0.02
Total return*                             -19.98%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)

Jan. 31, 2002                               $7.74
Jan. 31, 2001                               $9.70
Decrease                                    $1.96

Distributions -- Feb. 1, 2001 - Jan. 31, 2002

From income                                 $  --
From long-term capital gains                $0.02
Total distributions                         $0.02
Total return*                             -19.98%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)

Jan. 31, 2002                               $7.96
Jan. 31, 2001                               $9.94
Decrease                                    $1.98

Distributions -- Feb. 1, 2001 - Jan. 31, 2002

From income                                 $0.05
From long-term capital gains                $0.02
Total distributions                         $0.07
Total return*                             -19.23%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                      Percent                      Value
                                  (of net assets)          (as of Jan. 31, 2002)
General Electric                       3.6%                     $104,588,395
Microsoft                              3.3                        96,144,761
Wal-Mart Stores                        2.6                        74,327,216
Exxon Mobil                            2.5                        73,083,637
Pfizer                                 2.5                        72,767,904
Citigroup                              2.4                        68,251,260
Intel                                  2.3                        65,167,392
Intl Business Machines                 2.0                        57,030,654
American Intl Group                    1.8                        52,843,887
Johnson & Johnson                      1.7                        48,250,890

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 24.7% of net assets
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7  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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8  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

The Fund's Long-Term Performance

             Value of your $10,000 in AXP Blue Chip Advantage Fund
(line chart)

$50,000
                                                                         $26,216
$40,000                                                  AXP Blue Chip Advantage
                                                                    Fund Class A
$30,000                                 S&P 500 Index

$20,000
                                        Lipper Large Cap Core
                                                  Funds Index
   $9,425

         '92     '93     '94    '95    '96    '97     '98    '99    '00    '01

Average Annual Total Returns (as of Jan. 31, 2002)

                    1 year        5 years     10 years    Since inception
Class A            -24.01%        +3.84%       +10.12%         N/A
Class B            -23.17%        +4.14%         N/A         +10.49%*
Class C            -19.98%         N/A           N/A         -17.86%**
Class Y            -19.23%        +5.22%         N/A         +11.49%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 2/1/92 to 1/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $14,389. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500) and the Lipper Large-Cap Core Funds Index. In comparing AXP Blue Chip Advantage Fund (Class A) to the indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Core Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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9  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 76 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age            Position     Principal occupations   Other directorships
                              held with    during past five years
                              Registrant
                              and length
                              of service
----------------------------- ------------ ----------------------- ----------------------------
H. Brewster Atwater, Jr.      Board        Retired chair and
4900 IDS Tower                member       chief executive
Minneapolis, MN 55402         since 1996   officer, General
Born in 1931                               Mills, Inc. (consumer
                                           foods)
----------------------------- ------------ ----------------------- ----------------------------
Arne H. Carlson               Chair of     Chair, Board Services
901 S. Marquette Ave.         the Board    Corporation (provides
Minneapolis, MN 55402         since 1999   administrative
Born in 1934                               services to boards),
                                           former Governor of
                                           Minnesota
----------------------------- ------------ ----------------------- ----------------------------
Lynne V. Cheney               Board        Distinguished Fellow,   The Reader's Digest
American Enterprise           member       AEI                     Association Inc.
Institute for Public Policy   since 1994
Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
----------------------------- ------------ ----------------------- ----------------------------
Livio D. DeSimone             Board        Retired chair of the    Cargill, Incorporated
30 Seventh Street East        member       board and chief         (commodity merchants and
Suite 3050                    since 2001   executive officer,      processors), Target
St. Paul, MN 55101-4901                    Minnesota Mining and    Corporation (department
Born in 1936                               Manufacturing (3M)      stores), General Mills,
                                                                   Inc. (consumer foods),
                                                                   Vulcan Materials Company
                                                                   (construction
                                                                   materials/chemicals) and
                                                                   Milliken & Company
                                                                   (textiles and chemicals)
----------------------------- ------------ ----------------------- ----------------------------
Ira D. Hall                   Board        Private investor;
Texaco, Inc.                  member       formerly with Texaco
2000 Westchester Avenue       since 2001   Inc., treasurer,
White Plains, NY 10650                     1999-2001 and general
Born in 1944                               manager, alliance
                                           management
                                           operations,
                                           1998-1999. Prior to
                                           that, director,
                                           International
                                           Operations IBM Corp.
----------------------------- ------------ ----------------------- ----------------------------
Heinz F. Hutter               Board        Retired president and
P.O. Box 2187                 member       chief operating
Minneapolis, MN 55402         since 1994   officer, Cargill,
Born in 1929                               Incorporated
                                           (commodity merchants
                                           and processors)
----------------------------- ------------ ----------------------- ----------------------------
Anne P. Jones                 Board        Attorney and            Motorola, Inc.
5716 Bent Branch Rd.          member       consultant              (electronics)
Bethesda, MD 20816            since 1985
Born in 1935
----------------------------- ------------ ----------------------- ----------------------------

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10  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT


Independent Board Members (continued)

Name, address, age            Position     Principal occupations   Other directorships
                              held with    during past five years
                              Registrant
                              and length
                              of service
----------------------------- ------------ ----------------------- ----------------------------
Stephen R. Lewis, Jr.         Board        President and
Carlton College               member       professor of
One North College Street      since 2002   economics, Carlton
Northfield, MN 55057                       College
Born in 1939
----------------------------- ------------ ----------------------- ----------------------------
William R. Pearce             Board        RII Weyerhaeuser
2050 One Financial Plaza      member       World Timberfund,
Minneapolis, MN 55402         since 1980   L.P. (develops timber
Born in 1927                               resources) -
                                           management committee;
                                           former chair,
                                           American Express Funds
----------------------------- ------------ ----------------------- ----------------------------
Alan K. Simpson               Board        Former three-term       Biogen, Inc.
1201 Sunshine Ave.            member       United States Senator   (bio-pharmaceuticals)
Cody, WY 82414                since 1997   for Wyoming
Born in 1931
----------------------------- ------------ ----------------------- ----------------------------
C. Angus Wurtele              Board        Retired chair of the    Bemis Corporation
4900 IDS Tower                member       board and chief         (packaging)
Minneapolis, MN 55402         since 1994   executive officer,
Born in 1934                               The Valspar
                                           Corporation
----------------------------- ------------ ----------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age            Position     Principal occupations   Other directorships
                              held with    during past five years
                              Registrant
                              and length
                              of service
----------------------------- ------------ ----------------------- ----------------------------
David R. Hubers               Board        Retired chief           Chronimed Inc. (specialty
50643 AXP Financial Center    member       executive officer and   pharmaceutical
Minneapolis, MN 55474         since 1993   director of AEFC        distribution), RTW Inc.
Born in 1943                                                       (manages workers
                                                                   compensation programs),
                                                                   Lawson Software, Inc.
                                                                   (technology based business
                                                                   applications)
----------------------------- ------------ ----------------------- ----------------------------
John R. Thomas                Board        Senior vice president
50652 AXP Financial Center    member       - information and
Minneapolis, MN 55474         since        technology of AEFC
Born in 1937                  1987,
                              president
                              since 1997
----------------------------- ------------ ----------------------- ----------------------------
William F. Truscott           Board        Senior vice president
53600 AXP Financial Center    member       - chief investment
Minneapolis, MN 55474         since        officer of AEFC;
Born in 1960                  2001, vice   former chief
                              president    investment officer
                              since 2002   and managing
                                           director, Zurich
                                           Scudder Investments
----------------------------- ------------ ----------------------- ----------------------------

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11  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age            Position     Principal occupations   Other directorships
                              held with    during past five years
                              Registrant
                              and length
                              of service
----------------------------- ------------ ----------------------- ----------------------------
John M. Knight                Treasurer    Vice president -
50005 AXP Financial Center    since 1999   investment accounting
Minneapolis, MN 55474                      of AEFC
Born in 1952
----------------------------- ------------ ----------------------- ----------------------------
Leslie L. Ogg                 Vice         President of Board
901 S. Marquette Ave.         president,   Services Corporation
Minneapolis, MN 55402         general
Born in 1938                  counsel
                              and
                              secretary
                              since 1978
----------------------------- ------------ ----------------------- ----------------------------
Stephen W. Roszell            Vice         Senior vice president
50239 AXP Financial Center    president    - institutional group
Minneapolis, MN 55474         since 2002   of AEFC
Born in 1949
----------------------------- ------------ ----------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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12  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Blue Chip Advantage Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2002, and the financial highlights for each of the years in the five-year period ended January 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Blue Chip Advantage Fund as of January 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 1, 2002

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13  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Blue Chip Advantage Fund

Jan. 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,912,956,898)                                                               $2,883,081,585
Capital shares receivable                                                                                 50,684
Dividends and accrued interest receivable                                                              2,202,021
Receivable for investment securities sold                                                             52,558,930
                                                                                                      ----------
Total assets                                                                                       2,937,893,220
                                                                                                   -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                        512,701
Capital shares payable                                                                                     8,069
Payable for investment securities purchased                                                           26,432,257
Payable upon return of securities loaned (Note 5)                                                     32,347,000
Accrued investment management services fee                                                                34,849
Accrued distribution fee                                                                                  38,365
Accrued service fee                                                                                          777
Accrued transfer agency fee                                                                               16,058
Accrued administrative services fee                                                                        1,879
Other accrued expenses                                                                                   177,620
Options contracts written, at value (premiums received $1,280,244) (Note 7)                            2,088,000
                                                                                                       ---------
Total liabilities                                                                                     61,657,575
                                                                                                      ----------
Net assets applicable to outstanding capital stock                                                $2,876,235,645
                                                                                                  --------------
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $ 3,651,727
Additional paid-in capital                                                                         3,636,441,818
Undistributed net investment income                                                                      290,459
Accumulated net realized gain (loss) (Note 9)                                                       (733,407,041)
Unrealized appreciation (depreciation) on investments (Note 6)                                       (30,741,318)
                                                                                                     -----------
Total -- representing net assets applicable to outstanding capital stock                          $2,876,235,645
                                                                                                  ==============
Net assets applicable to outstanding shares:                     Class A                          $1,532,722,524
                                                                 Class B                          $1,046,805,718
                                                                 Class C                             $ 5,378,996
                                                                 Class Y                           $ 291,328,407
Net asset value per share of outstanding capital stock:   Class A shares           192,954,969            $ 7.94
                                                          Class B shares           134,915,509            $ 7.76
                                                          Class C shares               695,124            $ 7.74
                                                          Class Y shares            36,607,065            $ 7.96
                                                                                    ----------            ------
*Including securities on loan, at value (Note 5)                                                    $ 32,280,505
                                                                                                    ------------

See accompanying notes to financial statements.

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14  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Statement of operations
AXP Blue Chip Advantage Fund

Year ended Jan. 31, 2002
Investment income
Income:
Dividends                                                                                           $ 36,053,396
Interest                                                                                              11,147,523
   Less foreign taxes withheld                                                                           (32,352)
                                                                                                         -------
Total income                                                                                          47,168,567
                                                                                                      ----------
Expenses (Note 2):
Investment management services fee                                                                    13,295,269
Distribution fee
   Class A                                                                                             4,440,464
   Class B                                                                                            12,138,144
   Class C                                                                                                49,009
Transfer agency fee                                                                                    5,520,720
Incremental transfer agency fee
   Class A                                                                                               322,498
   Class B                                                                                               365,495
   Class C                                                                                                 2,230
Service fee -- Class Y                                                                                   304,770
Administrative services fees and expenses                                                                839,722
Compensation of board members                                                                             25,143
Custodian fees                                                                                           217,720
Printing and postage                                                                                     488,877
Registration fees                                                                                         87,304
Audit fees                                                                                                25,000
Other                                                                                                     17,637
                                                                                                          ------
Total expenses                                                                                        38,140,002
   Earnings credits on cash balances (Note 2)                                                           (125,919)
                                                                                                        --------
Total net expenses                                                                                    38,014,083
                                                                                                      ----------
Investment income (loss) -- net                                                                        9,154,484
                                                                                                       ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                   (596,307,501)
   Futures contracts                                                                                 (48,330,846)
   Options contracts written (Note 7)                                                                    764,908
                                                                                                         -------
Net realized gain (loss) on investments                                                             (643,873,439)
Net change in unrealized appreciation (depreciation) on investments                                 (166,193,493)
                                                                                                    ------------
Net gain (loss) on investments                                                                      (810,066,932)
                                                                                                    ------------
Net increase (decrease) in net assets resulting from operations                                    $(800,912,448)
                                                                                                   =============

See accompanying notes to financial statements.


-------------------------------------------------------------------------------
15  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Blue Chip Advantage Fund

Year ended Jan. 31,                                                           2002                          2001
Operations and distributions

Investment income (loss) -- net                                    $     9,154,484                $   10,872,540
Net realized gain (loss) on investments                               (643,873,439)                  142,958,214
Net change in unrealized appreciation (depreciation) on investments   (166,193,493)                 (403,184,037)
                                                                      ------------                  ------------
Net increase (decrease) in net assets resulting from operations       (800,912,448)                 (249,353,283)
                                                                      ------------                  ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                            (8,756,823)                   (7,465,479)
     Class B                                                               (72,644)                           --
     Class C                                                                (2,695)                       (6,570)
     Class Y                                                            (1,883,194)                   (1,516,459)
   Net realized gain
     Class A                                                            (3,444,592)                 (229,854,442)
     Class B                                                            (2,407,456)                 (159,041,137)
     Class C                                                               (12,034)                     (335,214)
     Class Y                                                              (637,827)                  (36,474,803)
                                                                          --------                   -----------
Total distributions                                                    (17,217,265)                 (434,694,104)
                                                                       -----------                  ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                             323,585,092                   630,368,762
   Class B shares                                                      120,406,190                   358,514,414
   Class C shares                                                        3,453,956                     4,579,623
   Class Y shares                                                       81,833,717                   148,540,066
Reinvestment of distributions at net asset value
   Class A shares                                                       12,011,066                   232,702,538
   Class B shares                                                        2,443,924                   157,414,746
   Class C shares                                                           14,546                       336,670
   Class Y shares                                                        2,521,021                    37,991,262
Payments for redemptions
   Class A shares                                                     (610,041,402)                 (703,165,874)
   Class B shares (Note 2)                                            (300,902,888)                 (315,213,899)
   Class C shares (Note 2)                                              (1,084,959)                     (275,736)
   Class Y shares                                                      (82,971,052)                 (137,225,417)
                                                                       -----------                  ------------
Increase (decrease) in net assets from capital share transactions     (448,730,789)                  414,567,155
                                                                      ------------                   -----------
Total increase (decrease) in net assets                             (1,266,860,502)                 (269,480,232)
Net assets at beginning of year                                      4,143,096,147                 4,412,576,379
                                                                     -------------                 -------------
Net assets at end of year                                          $ 2,876,235,645                $4,143,096,147
                                                                   ===============                ==============
Undistributed net investment income                                $       290,459                $    1,884,032
                                                                         ---------                   -----------


See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Blue Chip Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 164 shares of capital stock at $12.23 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C, and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

-------------------------------------------------------------------------------
17  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write call options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option and the cost of a security for a purchased call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy financial futures contracts and also may buy call options on these futures contracts. Risks of entering into futures contracts include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $32,701 and accumulated net realized loss has been decreased by $32,701.


-------------------------------------------------------------------------------
18  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

The tax character of distributions paid during 2001 is as follows:

                                      Amount          Per share
Class A
Distributions paid from:
   Ordinary income                  $8,764,663        $0.04112
   Long-term capital gain            3,436,752         0.01752

Class B
Distributions paid from:
   Ordinary income                      78,128         0.00056
   Long-term capital gain            2,401,972         0.01752

Class C
Distributions paid from:
   Ordinary income                       2,722         0.00515
   Long-term capital gain               12,007         0.01752

Class Y
Distributions paid from:
   Ordinary income                   1,884,647         0.05221
   Long-term capital gain              636,374         0.01752

As of Jan. 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                        $ 284,938
Accumulated gain (loss)                          $(712,840,501)
Unrealized appreciation (depreciation)           $ (50,494,582)

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.35% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $1,357,393 for the year ended Jan. 31, 2002.

-------------------------------------------------------------------------------
19  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,042,023 for Class A, $1,152,505 for Class B and $2,713 for Class C for the year ended Jan. 31, 2002.

During the year ended Jan. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $125,919 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,103,221,618 and $4,183,078,986, respectively, for the year ended Jan. 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $23,611 for the year ended Jan. 31, 2002.

-------------------------------------------------------------------------------
20  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Jan. 31, 2002
                                           Class A       Class B       Class C    Class Y
Sold                                    38,872,139     14,573,762     415,918    9,742,256
Issued for reinvested distributions      1,477,969        312,173       1,844      310,183
Redeemed                               (73,840,776)   (37,327,995)   (137,519)  (9,882,257)
                                       -----------    -----------    --------   ----------
Net increase (decrease)                (33,490,668)   (22,442,060)    280,243      170,182
                                       -----------    -----------     -------      -------

                                                      Year ended Jan. 31, 2001
                                           Class A       Class B      Class C*    Class Y
Sold                                    52,691,552     30,717,027     403,393   12,614,122
Issued for reinvested distributions     25,015,390     17,279,173      37,001    4,073,229
Redeemed                               (59,266,834)   (27,153,847)    (25,513) (11,520,064)
                                       -----------    -----------     -------  -----------
Net increase (decrease)                 18,440,108     20,842,353     414,881    5,167,287
                                        ----------     ----------     -------    ---------

* Inception date was June 26, 2000.

5. LENDING OF SECURITIES
At Jan. 31, 2002, securities valued at $32,280,505 were on loan to brokers. For collateral, the Fund received $32,347,000 in cash. Income from securities lending amounted to $15,483 for the year ended Jan. 31, 2002. The risks to the Fund of securities lending are that the borrower may not provided additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS
As of Jan. 31, 2002, investments in securities included securities valued at $26,063,000 that were pledged as collateral to cover initial margin deposits on 197 open purchase contracts. The market value of the open purchase contracts as of Jan. 31, 2002 was $55,672,200 with a net unrealized loss of $58,249. See "Summary of significant accounting policies."

7. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                         Year ended Jan. 31, 2002
                                                   Calls
                                          Contracts     Premiums
Balance Jan. 31, 2001                           --     $       --
Opened                                      10,640      2,227,991
Closed                                      (7,740)      (947,747)
                                            ------       --------
Balance Jan. 31, 2002                        2,900     $1,280,244
                                             -----     ----------

See "Summary of significant accounting policies."

-------------------------------------------------------------------------------
21  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

8. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Jan. 31, 2002.

9. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $712,840,501 as of Jan. 31, 2002, that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

-------------------------------------------------------------------------------
22  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001     2000     1999    1998
Net asset value, beginning of period              $ 9.92   $11.80   $11.88   $ 9.49  $ 8.97
                                                  ------   ------   ------   ------  ------
Income from investment operations:
Net investment income (loss)                         .03      .05      .03      .06     .10
Net gains (losses) (both realized and unrealized)  (1.95)    (.76)    1.11     2.55    1.67
                                                   -----     ----     ----     ----    ----
Total from investment operations                   (1.92)    (.71)    1.14     2.61    1.77
                                                   -----     ----     ----     ----    ----
Less distributions:
Dividends from net investment income                (.04)    (.04)    (.03)    (.06)   (.10)
Distributions from realized gains                   (.02)   (1.13)   (1.19)    (.16)  (1.15)
                                                    ----    -----    -----     ----   -----
Total distributions                                 (.06)   (1.17)   (1.22)    (.22)  (1.25)
                                                    ----    -----    -----     ----   -----
Net asset value, end of period                    $ 7.94   $ 9.92   $11.80   $11.88  $ 9.49
                                                  ------   ------   ------   ------  ------
Ratios/supplemental data
Net assets, end of period (in millions)           $1,533   $2,247   $2,455   $1,863  $1,202
Ratio of expenses to average daily net assets(c)    .89%     .85%     .83%     .73%    .78%
Ratio of net investment income (loss)
   to average daily net assets                      .54%     .50%     .40%     .69%   1.03%
                                                    ---      ---      ---      ---    ----
Portfolio turnover rate (excluding
   short-term securities)                           135%     140%      81%     105%    145%
                                                    ---      ---       --      ---     ---
Total return(e)                                  (19.38%)  (5.34%)   9.30%   27.71%  20.22%
                                                 ------    -----     ----    -----   -----

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001     2000     1999    1998
Net asset value, beginning of period              $ 9.72   $11.63   $11.79   $ 9.43  $ 8.92
                                                  ------   ------   ------   ------  ------
Income from investment operations:
Net investment income (loss)                          --       --       --      --      .03
Net gains (losses) (both realized and unrealized)  (1.94)    (.78)    1.03     2.52    1.66
                                                   -----     ----     ----     ----    ----
Total from investment operations                   (1.94)    (.78)    1.03     2.52    1.69
                                                   -----     ----     ----     ----    ----
Less distributions:
Dividends from net investment income                  --       --       --      --     (.03)
Distributions from realized gains                   (.02)   (1.13)   (1.19)    (.16)  (1.15)
                                                    ----    -----    -----     ----   -----
Total distributions                                 (.02)   (1.13)   (1.19)    (.16)  (1.18)
                                                    ----    -----    -----     ----   -----
Net asset value, end of period                    $ 7.76   $ 9.72   $11.63   $11.79  $ 9.43
                                                  ------   ------   ------   ------  ------
Ratios/supplemental data
Net assets, end of period (in millions)           $1,047   $1,530   $1,588   $1,109    $645
                                                  ------   ------   ------   ------    ----
Ratio of expenses to average daily net assets(c)   1.65%    1.60%    1.59%    1.49%   1.54%
                                                   ----     ----     ----     ----    ----
Ratio of net investment income (loss)
   to average daily net assets                     (.22%)   (.25%)   (.36%)   (.07%)   .26%
                                                   ----     ----     ----     ----     ---
Portfolio turnover rate (excluding
    short-term securities)                          135%     140%      81%     105%    145%
                                                    ---      ---       --      ---     ---
Total return(e)                                  (19.98%)  (6.01%)   8.45%   26.75%  19.32%
                                                 ------    -----     ----    -----   -----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
23  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001(b)
Net asset value, beginning of period              $ 9.70   $11.99
                                                  ------   ------
Income from investment operations:
Net investment income (loss)                          --      .03
Net gains (losses) (both realized and unrealized)  (1.94)   (1.16)
                                                   -----    -----
Total from investment operations                   (1.94)   (1.13)
                                                   -----    -----
Less distributions:
Dividends from net investment income                  --     (.03)
Distributions from realized gains                   (.02)   (1.13)
                                                    ----    -----
Total distributions                                 (.02)   (1.16)
                                                    ----    -----
Net asset value, end of period                    $ 7.74   $ 9.70
                                                  ------   ------
Ratios/supplemental data
Net assets, end of period (in millions)               $5       $4
                                                      --       --
Ratio of expenses to average daily net assets(c)   1.67%    1.60%(d)
                                                   ----     ----
Ratio of net investment income (loss)
   to average daily net assets                     (.26%)    .04%(d)
                                                   ----      ---
Portfolio turnover rate (excluding
   short-term securities)                           135%     140%
                                                    ---      ---
Total return(e)                                  (19.98%)  (8.79%)
                                                 ------    -----

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001     2000     1999    1998
Net asset value, beginning of period              $ 9.94   $11.81   $11.89   $ 9.50  $ 8.97
                                                  ------   ------   ------   ------  ------
Income from investment operations:
Net investment income (loss)                         .04      .06      .04      .07     .11
Net gains (losses) (both realized and unrealized)  (1.95)    (.75)    1.11     2.55    1.68
                                                   -----     ----     ----     ----    ----
Total from investment operations                   (1.91)    (.69)    1.15     2.62    1.79
                                                   -----     ----     ----     ----    ----
Less distributions:
Dividends from net investment income                (.05)    (.05)    (.04)    (.07)   (.11)
Distributions from realized gains                   (.02)   (1.13)   (1.19)    (.16)  (1.15)
                                                    ----    -----    -----     ----   -----
Total distributions                                 (.07)   (1.18)   (1.23)    (.23)  (1.26)
                                                    ----    -----    -----     ----   -----
Net asset value, end of period                    $ 7.96   $ 9.94   $11.81   $11.89  $ 9.50
                                                  ------   ------   ------   ------  ------

Ratios/supplemental data
Net assets, end of period (in millions)             $291     $362     $369     $323    $239
                                                    ----     ----     ----     ----    ----
Ratio of expenses to average daily net assets(c)    .72%     .68%     .69%     .66%    .69%
                                                    ---      ---      ---      ---     ---
Ratio of net investment income (loss)
   to average daily net assets                      .70%     .67%     .54%     .77%   1.10%
                                                    ---      ---      ---      ---    ----
Portfolio turnover rate (excluding
   short-term securities)                           135%     140%      81%     105%    145%
                                                    ---      ---       --      ---     ---
Total return(e)                                  (19.23%)  (5.16%)   9.44%   27.82%  20.35%
                                                 ------    -----     ----    -----   -----
See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
24  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
25  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Investments in Securities

AXP Blue Chip Advantage Fund
Jan. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (97.8%)
Issuer                                           Shares            Value(a)

Aerospace & defense (2.3%)
Boeing                                          601,800         $24,643,710
L-3 Communications Holdings                      41,300(b)        4,234,076
Lockheed Martin                                 411,900          21,818,343
United Technologies                             223,200(e)       15,340,536
Total                                                            66,036,665

Banks and savings & loans (7.1%)
Bank of America                                 611,024          38,512,842
Bank One                                        392,600          14,722,500
Fifth Third Bancorp                             228,500          14,452,625
FleetBoston Financial                           357,467          12,018,041
Golden State Bancorp                            322,400           9,169,056
Golden West Financial                           379,100          24,133,506
GreenPoint Financial                            241,400          10,356,060
J.P. Morgan Chase                               140,800           4,794,240
U.S. Bancorp                                    636,151          13,244,664
Wachovia                                        600,700          19,973,275
Washington Mutual                               898,500          30,836,520
Wells Fargo                                     252,500          11,713,475
Total                                                           203,926,804

Beverages & tobacco (3.6%)
Anheuser-Busch                                  340,900          16,114,343
Coca-Cola                                       261,700(e)       11,449,375
Pepsi Bottling Group                            252,400           5,817,820
PepsiCo                                         556,100          27,855,049
Philip Morris                                   740,600          37,111,466
UST                                             137,100           4,791,645
Total                                                           103,139,698

Building materials & construction (0.5%)
Georgia-Pacific Group                           154,700           3,867,500
Lennar                                          182,500          10,119,625
Total                                                            13,987,125

Chemicals (1.1%)
Praxair                                         285,100          16,550,055
Republic Services                               399,600(b)        6,953,040
Waste Management                                328,600           9,470,252
Total                                                            32,973,347

Communications equipment & services (1.2%)
AT&T Wireless Services                          725,600(b)        8,344,400
Verizon Communications                          559,000          25,909,650
Total                                                            34,254,050

Computer software & services (1.1%)
Citrix Systems                                   50,050(b)          863,363
Computer Associates Intl                        740,000          25,500,400
Network Associates                              211,400(b)        6,339,886
Total                                                            32,703,649

Computers & office equipment (12.4%)
Automatic Data Processing                        97,400           5,259,600
Cisco Systems                                 2,118,200(b)       41,897,996
Dell Computer                                   983,800(b,e)     27,005,310
Electronic Data Systems                         308,300          19,302,663
EMC                                             495,500(b)        8,126,200
First Data                                      360,600          29,832,438
Fiserv                                          102,600(b)        4,354,344
Hewlett-Packard                                 499,100          11,035,101
Intl Business Machines                          528,600          57,030,654
Microsoft                                     1,509,100(b)       96,144,761
Oracle                                        1,567,500(b)       27,055,050
Pitney Bowes                                    276,400          11,559,048
Storage Technology                              249,900(b)        6,115,053
Tech Data                                       255,700(b)       12,917,964
Total                                                           357,636,182

Electronics (4.5%)
Analog Devices                                  173,700(b)        7,608,060
Applied Materials                               121,400(b)        5,299,110
Intel                                         1,859,800          65,167,392
KLA-Tencor                                      234,900(b)       13,455,072
LSI Logic                                       738,800(b)       12,249,304
Tektronix                                       218,900(b)        5,358,672
Texas Instruments                               473,800          14,787,298
Vishay Intertechnology                          330,100(b)        6,143,161
Total                                                           130,068,069

Energy (5.7%)
Anadarko Petroleum                               79,200           3,891,096
Apache                                           49,170           2,384,253
Burlington Resources                             72,700           2,489,248
ChevronTexaco                                   301,400          25,257,320
Conoco                                          191,400           5,389,824
Devon Energy                                     49,100           1,827,502
Exxon Mobil                                   1,871,540          73,083,637
FirstEnergy                                      78,700           2,927,640
Kerr-McGee                                       36,700           1,943,265
Marathon Oil                                    100,800           2,827,440
Mirant                                          119,000(b)        1,191,190

See accompanying notes to investments in securities.
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26  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                           Shares            Value(a)

Energy (cont.)
Occidental Petroleum                            119,500          $3,101,025
Phillips Petroleum                              114,200           6,677,274
Royal Dutch Petroleum ADR                       582,600(c)       29,112,522
Unocal                                           83,800           2,928,810
Total                                                           165,032,046

Energy equipment & services (0.7%)
Baker Hughes                                    111,000           3,907,200
Halliburton                                     192,800           2,651,000
Schlumberger                                    172,300           9,715,997
Transocean Sedco Forex                          110,900           3,397,976
Total                                                            19,672,173

Financial services (7.5%)
AmeriCredit                                     202,300(b)        4,511,290
Bear Stearns Companies                          150,900           8,774,835
Citigroup                                     1,439,900          68,251,260
Countrywide Credit Inds                         280,900          11,165,775
Fannie Mae                                      408,700          33,084,265
Freddie Mac                                     405,600          27,223,872
Household Intl                                  324,600          16,632,504
Lehman Brothers Holdings                        186,000          12,047,220
MBNA                                            158,900           5,561,500
MGIC Investment                                 177,500          11,892,500
Morgan Stanley,
  Dean Witter & Co                              177,200           9,746,000
Radian Group                                    159,600           7,166,040
Total                                                           216,057,061

Food (1.2%)
Archer-Daniels-Midland                          334,000           4,655,960
ConAgra Foods                                   219,700           5,448,560
Hershey Foods                                    72,300           5,087,751
Kellogg                                         158,300           4,885,138
Sara Lee                                        420,200           8,887,230
Smithfield Foods                                248,200(b)        5,510,040
Total                                                            34,474,679

Furniture & appliances (0.6%)
Mohawk Inds                                      86,600(b)        4,759,536
Whirlpool                                       154,800          11,253,960
Total                                                            16,013,496

Health care (12.8%)
Abbott Laboratories                             618,900          35,710,530
Amgen                                           306,600(b,e)     17,016,300
Baxter Intl                                     271,500          15,157,845
Biogen                                          127,800(b)        6,929,316
Biomet                                          272,750           8,807,098
Boston Scientific                               614,300(b)       13,803,321
Bristol-Myers Squibb                            498,000          22,594,260
Forest Laboratories                              45,100(b)        3,738,790
Genzyme-General Division                        192,000(b)        8,757,120
Guidant                                         315,400(b)       15,154,970
Johnson & Johnson                               839,000          48,250,890
Lilly (Eli)                                     412,600          30,986,260
Medtronic                                       104,600           5,153,642
Merck & Co                                      581,600          34,419,088
Mylan Laboratories                              201,000           6,771,690
Pfizer                                        1,746,290          72,767,904
Pharmacia                                       340,100          13,774,050
Schering-Plough                                 278,300           9,011,354
Total                                                           368,804,428

Health care services (1.9%)
Tenet Healthcare                                189,000(b)       12,056,310
UnitedHealth Group                              337,000          25,055,950
Wellpoint Health Networks                       139,300(b)       17,675,777
Total                                                            54,788,037

Household products (2.7%)
Alberto-Culver Cl B                             101,400           4,726,254
Clorox                                          268,200          10,937,196
Colgate-Palmolive                                94,400           5,394,960
Kimberly-Clark                                  163,800           9,877,140
Newell Rubbermaid                               475,900          13,139,599
Procter & Gamble                                400,900          32,745,512
Total                                                            76,820,661

Indexes (1.3%)
Nasdaq-100 Index Tracking                       998,600(b)       38,486,044

Industrial equipment & services (0.3%)
Ingersoll-Rand Cl A                             165,200           7,306,796

Insurance (3.8%)
Ambac Financial Group                           147,600           8,804,340
American Intl Group                             712,662          52,843,887
CIGNA                                            81,300           7,479,600
Fidelity Natl Financial                         137,500           3,425,125
MBIA                                            197,600          10,646,688
MetLife                                         284,900           8,655,262
PMI Group                                       130,300           9,192,665
UnumProvident                                   243,700           6,896,710
Total                                                           107,944,277

Leisure time & entertainment (1.4%)
Blockbuster Cl A                                363,900           7,096,050
Disney (Walt)                                   482,400          10,159,344
Harley-Davidson                                 286,100          16,307,700
Intl Game Technology                            110,600(b)        7,277,480
Total                                                            40,840,574

See accompanying notes to investments in securities.
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27  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                           Shares            Value(a)

Media (1.9%)
Adelphia Communications Cl A                    108,100(b)       $2,790,061
AOL Time Warner                                 848,200(b)       22,316,142
Comcast Special Cl A                            311,800(b)       11,078,254
eBay                                             85,000(b)        5,033,700
Gannett                                         135,300           9,125,985
New York Times Cl A                             114,300           4,815,459
Total                                                            55,159,601

Metals (1.0%)
Alcoa                                           623,600          22,356,060
Shaw Group                                      290,400(b)        5,810,904
Total                                                            28,166,964

Miscellaneous (0.3%)
Intersil                                        260,300(b)        7,736,116

Multi-industry conglomerates (5.3%)
Cendant                                         532,800(b)        9,313,344
General Electric                              2,815,300         104,588,395
Minnesota Mining & Mfg                          130,500          14,459,400
Tyco Intl                                       658,700(c,f)     23,153,305
Total                                                           151,514,444

Paper & packaging (0.4%)
Ball                                            137,500          10,821,250

Real estate investment trust (0.2%)
Equity Office Properties Trust                  114,700           3,302,213

Equity Residential
  Properties Trust                               69,700           1,866,566
Plum Creek Timber                                47,000           1,419,400
Total                                                             6,588,179

Restaurants & lodging (0.7%)
McDonald's                                      406,300          11,043,234
Tricon Global Restaurants                       160,500(b)        8,955,900
Total                                                            19,999,134

Retail (7.4%)
Best Buy                                        314,100(b)       23,243,400
Circuit City Stores-
  Circuit City Group                            178,800           5,335,392
Home Depot                                      632,100          31,661,889
Kroger                                          719,200(b)       14,815,520
Lowe's Companies                                545,900          25,149,613
Penney (JC)                                     604,900          15,043,863
RadioShack                                      218,900           6,899,728
Sears, Roebuck                                  204,300          10,795,212
Target                                          126,400           5,613,424
Wal-Mart Stores                               1,239,200          74,327,216
Total                                                           212,885,257

Textiles & apparel (0.4%)
Coach                                           128,000(b)        5,907,200
VF                                              165,000           6,702,300
Total                                                            12,609,500

Transportation (1.0%)
Burlington Northern Santa Fe                    720,200          20,338,448
FedEx                                           171,900(b)        9,205,245
Total                                                            29,543,693

Utilities -- electric (2.3%)
AES                                             190,300(b)        2,578,565
Ameren                                           52,300           2,242,101
American Electric Power                         103,900           4,336,786
Calpine                                         107,300(b)        1,201,760
Consolidated Edison                              73,500           3,012,765
Dominion Resources                               82,900           4,880,323
DTE Energy                                       59,900           2,455,900
Duke Energy                                     232,600           8,110,762
Entergy                                          77,200           3,179,096
Exelon                                          103,800           5,111,112
FPL Group                                        59,800           3,205,878
PG&E                                            139,500(b)        2,999,250
PPL                                              56,900           1,917,530
Progress Energy                                  74,100           3,238,170
Public Service Enterprise Group                  72,500           3,050,800
Reliant Energy                                  103,700           2,600,796
Southern Co                                     216,700           5,341,655
TXU                                              84,200           4,102,224
Xcel Energy                                     115,900           3,094,530
Total                                                            66,660,003

Utilities -- gas (0.5%)
Dynegy Cl A                                     112,100           2,673,585
El Paso                                         158,100           5,999,895
Kinder Morgan                                    46,200           2,388,540
Williams Companies                              168,700           2,982,616
Total                                                            14,044,636

Utilities -- telephone (2.7%)
ALLTEL                                           76,400           4,238,672
BellSouth                                       607,982(e)       24,319,280
Qwest Communications Intl                       481,900           5,059,950
SBC Communications                              715,823          26,807,571
Sprint (PCS Group)                              271,200(b)        4,442,256
United States Cellular                           67,300(b)        2,702,095
WorldCom-WorldCom Group                       1,082,100(b)       10,875,105
Total                                                            78,444,929

Total common stocks
(Cost: $2,845,013,325)                                       $2,815,139,567

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28  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Short-term securities (2.4%)
Issuer                         Annualized        Amount            Value(a)
                              yield on date  payable at
                               of purchase     maturity

U.S. government agencies (2.0%)
Federal Home Loan Bank Disc Nt
  03-15-02                       1.56%       $5,400,000          $5,389,970
Federal Home Loan Mtge Corp Disc Nts
  03-19-02                       1.68         6,100,000           6,086,621
  03-26-02                       1.71        15,000,000          14,961,525
  04-18-02                       1.72        11,400,000          11,359,085
Federal Natl Mtge Assn Disc Nts
  02-21-02                       1.89         3,800,000           3,796,333
  02-21-02                       1.98           500,000             499,518
  03-28-02                       1.57         4,200,000           4,189,447
  04-03-02                       1.72           400,000             398,848
  04-24-02                       1.71        10,000,000           9,961,280
Total                                                            56,642,627

Commercial paper (0.4%)
Edison Asset Securitization
  02-01-02                       1.94%      $11,300,000(d)      $11,299,391

Total short-term securities
(Cost: $67,943,573)                                             $67,942,018

Total investments in securities
(Cost: $2,912,956,898)(g)                                    $2,883,081,585

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 1.8% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

      Type of security                                                Contracts
      Purchase contracts
      S&P 500 Index, March 2002                                         197

(f) At Jan. 31, 2002, securities valued at $10,193,500 were held to cover open call options written as follows (see Note 7 to the financial statements):

      Issuer          Contracts       Exercise         Expiration      Value(a)
                                       price              date
      Tyco Intl         2,900           $30            March 2002    $2,088,000

(g) At Jan. 31, 2002, the cost of securities for federal income tax purposes was $2,933,576,167 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $ 181,968,704
      Unrealized depreciation                                (232,463,286)
                                                             ------------
      Net unrealized depreciation                           $ (50,494,582)
                                                            -------------

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29  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Blue Chip Advantage Fund
Fiscal year ended Jan. 31, 2002

Class A
Income distributions -- taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                         Per share
March 27, 2001                                        $0.01913
June 27, 2001                                          0.01079
Sept. 27, 2001                                         0.00914
Dec. 20, 2001                                          0.00206
Total                                                 $0.04112

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                         Per share
Dec. 20, 2001                                         $0.01752
Total distributions                                   $0.05864

The distribution of $0.01958 per share, payable Dec. 20, 2001, consisted of $0.00202 derived from net investment income, $0.00004 from net short-term capital gains (a total of $0.00206 taxable as dividend income) and $0.01752 from net long-term capital gains.

Class B
Income distributions -- taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                         Per share
March 27, 2001                                       $ 0.00052
Dec. 20, 2001                                          0.00004
Total                                                 $0.00056

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                         Per share
Dec. 20, 2001                                         $0.01752
Total distributions                                   $0.01808

The distribution of $0.01756 per share, payable Dec. 20, 2001, consisted of $0.00004 from net short-term capital gains and $0.01752 from net long-term capital gains.

-------------------------------------------------------------------------------
31  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Class C
Income distributions -- taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                         Per share
March 27, 2001                                        $0.00511
Dec. 20, 2001                                          0.00004
Total                                                 $0.00515

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                         Per share
Dec. 20, 2000                                         $0.01752
Total distributions                                   $0.02267

The distribution of $0.01756 per share, payable Dec. 20, 2001, consisted of $0.00004 from net short-term capital gains and $0.01752 from net long-term capital gains.

Class Y
Income distributions -- taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                         Per share
March 27, 2001                                        $0.02335
June 27, 2001                                          0.01398
Sept. 27, 2001                                         0.01195
Dec. 20, 2001                                          0.00293
Total                                                 $0.05221

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                         Per share
Dec. 20, 2001                                         $0.01752
Total distributions                                   $0.06973

The distribution of $0.02045 per share, payable Dec. 20, 2001, consisted of $0.00289 derived from net investment income, $0.00004 from net short-term capital gains (a total of $0.00293 taxable as dividend income) and $0.01752 from net long-term capital gains.

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31  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

AXP Blue Chip Advantage Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: IBLUX    Class B: IDBCX
Class C: AXACX    Class Y: IBCYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6025 U (4/02)